SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------

                                    FORM 8-K

                                Amendment No. 1

                                ---------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): January 31, 2002



                        PARADIGM MEDICAL INDUSTRIES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in this Charter)



     Delaware                            0-28498                 87-0459536
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



 2355 South 1070 West, Salt Lake City, Utah                         84119
 ------------------------------------------                       ----------
 (Address of principal executive offices)                         (Zip Code)



       Registrant's Telephone Number, Including Area Code: (801) 977-8970
                                                           --------------




                                 Does Not Apply
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets.

         On January 31, 2002, Paradigm Medical Industries, Inc., a Delaware corporation (the "Company") completed the purchase of certain assets of Innovative Optics, Inc. ("Innovative Optics"), pursuant to the terms of the Asset Purchase Agreement (the "Agreement") which the Company entered into on January 31, 2002 with Innovative Optics and Barton Dietrich Investments, L.P., the majority shareholder of Innovative Optics. Innovative Optics is a Georgia domiciled corporation which manufactures and sells the Innovatome(TM), a software driven microkeratome that provides ophthalmic surgeons a means of cutting a corneal flap in refractive surgery, and microkeratome blades

         As consideration for the purchase of certain assets of Innovative Optics, the Company paid $100,000 and issued an aggregate of 1,272,825 shares of its common stock and warrants to purchase 250,000 shares of the Company's common stock at $5.00 per share, exercisable over a period of three years from the closing date. The Company is required to file a registration statement with the Securities and Exchange Commission within five months of the closing date to register the shares of common stock for resale that Innovative Optics received as purchase consideration and the shares that Innovative Optics will receive upon the exercise of the warrants. The assets purchased included but were not limited to patents, inventory, work in process and finished goods relating to the Innovatome(TM), a microkeratome, and microkeratome blades.

         Of the 1,272,825 shares of the Company's common stock issued to Innovative Optics at closing, one-half the number of these shares, or 636,412 shares, remained in an escrow account maintained at the law firm of Mackey Price & Thompson (the "Disbursing Agent") pursuant to the terms of an Escrow Agreement. The Company is required to use its best efforts to implement, within 90 days of the closing, Phase I of a Blade Price Reduction Program as prepared by Igor Gradof, a consultant. Immediately after such 90 day period, the Disbursing Agent will distribute three-fourths of the shares held in escrow, or 477,309 shares, to Innovative Optics, unless the Company has certified that it has implemented Phase I of the Blade Price Reduction Program and, despite best efforts, is unable to manufacture microkeratome blades at a materials cost of $29.25 or less per blade. If the Company certifies that implementation of Phase I of the Blade Price Reduction Program has resulted in materials cost that exceeds $29.25 per blade and such certification is not disputed by Innovative Optics, the number of escrow shares disbursed to Innovative Optics will be reduced by 300 shares for every cent that the materials cost per blade exceeds $29.25. If Innovative Optics disputes the Company's certification, the dispute will be resolved by arbitration by submitting the matter for resolution to the accounting firm of KPMG LLP.

         The Company is also required to use its best efforts to implement, within six months after closing, Phase II of the Blade Price Reduction Program. Immediately after such six month period, the Disbursing Agent shall disburse the remaining shares in escrow to Innovative Optics unless the Company has certified that it has implemented Phase II of the Blade Price Reduction Program and, despite best efforts, is unable to manufacture the microkeratome blades at a materials cost of $17.25 or less per blade. If Paradigm certifies that implementation of Phase II of the Blade Price Reduction Program has resulted in a materials cost that exceeds $17.25 per blade and such certification is not disputed by Innovative Optics, the number of escrow shares disbursed to Innovative Optics will be reduced by 300 shares for every cent that the materials cost per blade exceeds $17.25. If Innovative Optics disputes the Company's certification, the dispute will be resolved by arbitration by submitting the matter for resolution to the accounting firm of KPMG LLP.

ITEM 7.  Financial Statements and Exhibits.

                             INNOVATIVE OPTICS, INC.
                               SEPTEMBER 30, 2001
                          AUDITED FINANCIAL STATEMENTS

The Shareholders and Board of Directors
Innovative Optics, Inc.
Scottsdale, Arizona


We have audited the accompanying balance sheet of Innovative Optics, Inc. (a Georgia corporation) as of September 30, 2001, and the related statement of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Innovative Optics, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, present fairly, in all material respects, the financial position of Innovative Optics, Inc. as of September 30, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles of the United States of America.



/s/Johnson & Moser

Johnson & Moser, Ltd.
Certified Public Accountants
Scottsdale, Arizona
May 15, 2002

                             INNOVATIVE OPTICS, INC.
                                  BALANCE SHEET



                                                          December 31,            September 30,
                                                              2001                   2001
                                                          ------------            -------------
                                     ASSETS                Unaudited
                                     ------
Current Assets
         Cash and Cash equivalents                     $          7,655         $         15,012
         Accounts Receivable (net)                               33,145                   32,661
         Inventories                                            194,016                  202,176
         Prepaid Expenses                                         2,911                    6,186
                                                       ------------------       ------------------
                  Total Current Assets                          237,727                  256,035

Property and Equipment, net                                      19,371                   21,897

Other Assets, net                                                 2,663                    3,931
                                                       ------------------       ------------------

Total Assets                                           $        259,762         $        281,863
                                                       ==================       ==================



                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------


                                        LIABILITIES
Current Liabilities
         Accounts Payable                              $        372,616         $        303,128
         Sales Tax Payable                                      201,554                  201,554
         Accrued Warranties                                       7,712                    7,712
         Deposits from Customers                                 12,415                   34,100
                                                       ------------------       ------------------
                  Total Current Liabilities                     594,297                  546,494

Long-Term Liabilities
         Loans from Stockholders                              1,399,220                1,401,720
                                                       ------------------       ------------------

Total Liabilities                                             1,993,517                1,948,214
Contingent Liabilities - note 10

                              SHAREHOLDERS' EQUITY

Common Stock (no par, 5,000,000 authorized,
   1,400,000 issued)                                             50,000                   50,000
Paid-in Capital                                                 668,111                  668,111
Retained Earnings                                            (2,451,866)              (2,384,462)
                                                       ------------------       ------------------
         Total Shareholders' Equity                          (1,733,755)              (1,666,351)
                                                       ------------------       ------------------

         Total Liabilities and Shareholders' Equity    $        259,762         $        281,863
                                                       ==================       ==================


                        See Notes to Financial Statements

                             INNOVATIVE OPTICS, INC.
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS

                                                                         Three Months Ended                          Year Ended
                                                                             December 31,                            September 30,
                                                                    2001                        2000                    2001
                                                                    ----                        ----                 -------------
                                                                 (Unaudited)                (Unaudited)

Net Sales                                                     $        138,109          $        407,445        $        924,917
Cost of products sold                                                   86,007                   138,510                 539,494
                                                              ------------------        ------------------      ------------------

         Gross Profit                                                   52,102                   268,935                 385,423
                                                              ------------------        ------------------      ------------------

Selling and Administrative Expenses                                    115,861                   122,799                 482,427
Amortization and Depreciation Expenses                                   3,794                     4,058                  18,283
                                                              ------------------        ------------------      ------------------

         Operating Loss                                                (67,553)                  142,078                (115,287)

Interest income                                                            149                       790                    2,095
Interest expense                                                             -                        -                 (123,111)
Other income/expense, net                                                    -                        -                      790
                                                              ------------------        ------------------      ------------------

         Net income (loss) before taxes on income                      (67,404)                  142,868                (235,513)

Provisions for Income taxes                                                  -                         -                       -
                                                              ------------------        ------------------      ------------------

         Net Income (Loss)                                             (67,404)                  142,868                (235,513)
Beginning Retained Earnings                                         (2,040,351)               (2,075,642)             (2,148,949)
                                                              ------------------        ------------------      ------------------

         Ending Retained Earnings                             $     (2,107,755)         $     (1,932,774)       $     (2,384,462)
                                                              ==================        ==================      ==================





                        See Notes to Financial Statements

                             INNOVATIVE OPTICS, INC.
                             STATEMENT OF CASH FLOWS

                                                                         Three Months Ended                          Year Ended
                                                                             December 31,                            September 30,
                                                                    2001                        2000                    2001
                                                                    ----                        ----                 -------------
                                                                 (Unaudited)                (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
         Net Income (Loss)                                    $        (67,404)         $        142,868        $       (235,513)

         Adjustments to reconcile net income to net cash
         provided (used) by operating activities
                 Depreciation and amortization                           3,794                     4,058                  13,212
         (Increase) Decrease in current assets:
                 Accounts Receivable                                      (485)                  (75,977)                312,315
                 Inventory                                               8,160                    21,249                 103,221
                 Prepaid Expenses                                        3,275                         -                  (6,186)
         Increase (Decrease) in current liabilities:
                 Accounts Payable                                       69,488                   (19,960)               (165,262)
                 Sales Tax Payable                                           -                     8,340                  10,799
                 Deposits from Customers                               (21,685)                        -                  34,100
                 Accrued Warranties                                          -                         -                   7,712
                                                              ------------------        ------------------      ------------------

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES                     (4,857)                   80,578                  74,398
                                                              ------------------        ------------------      ------------------

CASH FLOWS FROM INVESTING ACTIVITIES
                 Acquisition of Fixed Assets                                 -                         -                 (29,047)
                                                              ------------------        ------------------      ------------------

NET CASH USED BY INVESTING ACTIVITIES                                        -                         -                 (29,047)
                                                              ------------------        ------------------      ------------------

CASH FLOWS FROM FINANCING ACTIVITIES
                 Loans from Shareholder                                      -                         -                  32,000
                 Principal payments to Shareholder                      (2,500)                 (105,000)                (92,919)
                                                              ------------------        ------------------      ------------------

NET CASH USED IN FINANCING ACTIVITIES                                   (2,500)                 (105,000)                (60,919)
                                                              ------------------        ------------------      ------------------

NET DECREASE IN CASH AND EQUIVALENTS                                    (7,357)                  (24,422)                (15,568)

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD                             15,012                    30,580                  30,580
                                                              ------------------        ------------------      ------------------

CASH AND EQUIVALENTS AT END OF PERIOD                         $          7,655          $          6,158        $         15,012
                                                              ==================        ==================      ==================


                        See Notes to Financial Statements

                             INNOVATIVE OPTICS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended September 30, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Innovative Optics, Inc., a Georgia corporation, (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Business Activity
-----------------

The Company is a manufacturer of surgical equipment for the eye care industry. The corporate and manufacturing headquarters are situated in Albuquerque, New Mexico. The stock is privately held by a small number of investors. The equipment is available for sale throughout the world. However, the majority of users are in the United States.

Cash Equivalent
---------------

The Company has elected to treat all cash and investment funds as a cash equivalent for statement of cash flow purposes.

Inventories
-----------

The inventories are stated at the lower of cost or market, using the average cost method.

Pension Costs
-------------

The company used leased employees. All benefit packages were handled through the leasing company and paid by the company on a payroll by payroll basis.

Accounts Receivable
-------------------

With operations ceased as of January 31, 2002, the Company has elected to write-off those accounts that they have deemed to be uncollectible as of that date. The balance as of September 30, 2001 reflects the accounts that are generally considered collectible. The allowance for doubtful accounts is $5,940.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimated.

Unaudited Interim Financial Data
--------------------------------

The accompanying financial information as of December 31, 2001 and for the three months ended December 31, 2001 and 2000 has been prepared by the Company, without audit, in accordance with the instructions to Form 10-Q and, therefore, does not include all information and footnotes necessary for a fair presentation of financial position, results of operations and cash flows in accordance with generally accepted accounting principles. In the opinion of management, the unaudited financial statements for the interim periods presented reflect all adjustments, consisting of only normal recurring accruals, necessary for a fair presentation of the financial position and results of operations as of and for such periods indicated. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended September 30, 2001. Results for the interim periods presented herein are not necessarily indicative of results which may be reported for any other interim period or for the entire fiscal year.

                             INNOVATIVE OPTICS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended September 30, 2001



NOTE 2 - Inventories

The Company's inventory includes the following:

       Raw Material Inventory                                 $         23,110
       Work in Process Inventory                                        77,047
       Finished Goods Inventory                                        102,019
                                                              ----------------
       Total Inventory                                        $        202,176
                                                              ================

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the accelerated method for financial reporting and for income tax purposes. Depreciation expense for the year ended September 30, 2001, was $13,212 for operating activities. For income tax purposes, the cost of corporate startup and research and development costs are capitalized and amortized over a prescribed number of years. For financial reporting, those costs are recorded as expenses in the year of occurrence. The following are the cost and accumulated depreciation of the various asset classes:


                                                               Accumulated
                                             Cost             Depreciation

                                     -------------------- ---------------------

       Office Equipment              $             18,808 $              11,216
       Demo Equipment                              83,314                71,106
       Vehicle                                      4,369                 2,272
                                     -------------------- ---------------------
       Total                         $            106,491 $              84,594
                                     ==================== =====================

NOTE 4 - INCOME TAXES

The Company uses the asset and liability method of accounting for income taxes in accordance with Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement and tax basis of assets and liabilities and are measured using enacted tax rates.

The following is a summary of the benefit (provision) for income taxes for the year ended September 30, 2001:


       Federal Income Tax at Statutory Rate                   $         80,000
       State Income Tax at Statutory Rate                                7,000
       Forgiveness of Loan by Owner                                   (147,000)
       Change in Valuation Allowance                                    60,000
                                                              ----------------
       Total Income Tax Provision                             $              -
                                                              ================

                             INNOVATIVE OPTICS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended September 30, 2001



Net deferred tax assets (liabilities) arising from temporary differences include the following components as of September 30, 2001:



       Deferred tax assets arising from:
         Net Operating losses                                 $        529,000
         Provision for doubtful receivables                              3,000
         Valuation Allowance                                          (532,000)
                                                              ----------------
       Net deferred tax assets (liabilities)                  $              -
                                                              ================

The Company has unused net operating losses available for carryforward to offset future taxable income for income tax reporting purposes which expire as follows:


               Years Ending September 30
               -------------------------

       Net Operating Losses - beyond 2010                     $      1,429,872




NOTE 5 - RELATED PARTY TRANSACTIONS

The Company shared office space and employees with IntegreMed, LLC. Mario Barton, the principal member of the limited liability company is also a principal owner of the Company. Prior to of September 30, 2001, $46,152 was owed to IntegreMed and $ 99,992 was due from IntegreMed. An agreement was reached prior to year end that the net $53,840 would be written off in exchange for IntegreMed assuming the rental commitment on the office lease and payroll and other expenses relating to the Company until finalization of the termination of the Company.

Mario Barton has continually loaned funds to the Company, at a rate of 8% per annum. The loan balance at September 30, 2001 is $1,401,720.

During the year ended September 30, 2001, Mr. Barton forgave $275,000 of principal and $123,111 of interest. In a prior year, $161,500 of interest expense was also forgiven. Due to the related party nature of the transaction, the forgiveness of debt was recorded directly to paid-in capital as a capital contribution.

NOTE 6 - CASH FLOW INFORMATION

Interest and income taxes paid for 2001are as follows:


                                   2001
                                -----------
       Interest                 $    0
       Income Taxes             $    0

During the year ended September 30, 2001, the Company recorded a capital contribution of $398,111 due to the forgiveness of debt by a principal owner of the Company.

                             INNOVATIVE OPTICS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended September 30, 2001


NOTE 7 - COMMITMENTS

The Company's two noncancellable operating office leases expire August 15, 2002. As part of the purchase agreement for the sale of assets to Paradigm, rent will be paid by Paradigm through May 31, 2002. Starting June 1, 2002, the related party, IntegreMed, LLC will begin paying the office lease (see Note 5). The Company has no other commitments. Future minimum lease payments required under the operating leases is $31,500 through September 15, 2002.

NOTE 8 - SUBSEQUENT EVENTS

As of January 31, 2002 the shareholders agreed to sell certain assets to Paradigm Medical Inc. of Salt Lake City, Utah for restricted stock of Paradigm. All other assets have been used to pay creditors.

NOTE 9 - GOING CONCERN

In consideration of the sale of a major portion of the company's assets in January, 2002 and the cessation of business activity the financial statements do not include any adjustments that might have been necessary if the Company was unable to secure the sale of the assets.

NOTE 10 - CONTINGENT LIABILITY

Warranty expenses - The Company sold extended warranty policies on their equipment. As of September 30, 2001, the company recorded a liability relating to the warranty contracts in the amount of $ 7,712. As of January 31, 2002, Paradigm acquired the responsibility of the warranty work.

The Company is a defendant or co-defendant in three lawsuits that have arisen in the ordinary course of business. In the lawsuits, management believes, based in part on advice from legal counsel, that the Company has meritorious defense against the claims asserted. However, management believes that the ultimate resolution of the lawsuits and claims could result in the ultimate bankruptcy of the company.

                        PARADIGM MEDICAL INDUSTRIES, INC.

                           AND INNOVATIVE OPTICS, INC.

                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Paradigm Medical Industries, Inc. (a Delaware corporation) ("Paradigm") as of December 31, 2001 and the balance sheet of Innovative Optics, Inc. (a Georgia corporation) ("Innovative") as of September 30, 2001, accounting for the transaction as a purchase of the assets of Innovative in exchange for $100,000, the issuance of Paradigm common stock, and the issuance of warrants to purchase Paradigm common stock, and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of December 31, 2001.

The following unaudited proforma condensed combined statement of operations combines the results of operations of Paradigm Medical Industries, Inc., (a Delaware Corporation) ("Paradigm") for the year ended December 31, 2001 and the results of operations of Innovative Optics, Inc. (a Georgia Corporation) ("Innovative") for the year ended September 30, 2001 as if the transaction had occurred as of the beginning of the respective period.

Because the acquisition occurred in January, 2002, the pro forma results of operations for the three months ended March 31, 2002, would have been essentially the same as the historical results of operations reported in Paradigm's Form 10-QSB filed on May 15, 2002. Therefore, the pro forma results of operations for the three months ended March 31, 2002 have not been presented. In addition, because the historical balance sheet included in the Form 10-QSB filed on May 15, 2002, reflects the acqusition, a pro forma balance sheet has not been presented.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of Paradigm and Innovative. These proforma financial statements are not necessarily indicative of the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

                        PARADIGM MEDICAL INDUSTRIES, INC.
                           AND INNOVATIVE OPTICS, INC.
                      UNAUDITED PROFORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS


                                             Paradigm Medical        Innovative
                                             Industries, Inc.       Optics, Inc.
                                               Year Ended           Year Ended            Pro forma
                                              December 31,          September 30,         Increase         Pro forma
                                                  2001                 2001              (Decrease)        Combined
                                             ----------------       ------------          ---------        ---------

Revenue                                    $        7,919,000      $       925,000      $         -    $    8,844,000
Cost of sales                                       4,912,000              539,000                -         5,451,000
                                           ------------------      ---------------      -----------    --------------

    Gross profit                                    3,007,000              386,000                -         3,393,000
                                           ------------------      ---------------      -----------    --------------

Operating expenses:
    General and administrative                      5,125,000              501,000                -         5,626,000
    Marketing and selling                           4,762,000                    -                -         4,762,000
    Research and development                        2,405,000                    -                -         2,405,000
                                           ------------------      ---------------      -----------    --------------

    Total operating expenses                       12,292,000              501,000                -        12,793,000
                                           ------------------      ---------------      -----------    --------------

Income (loss) from operations                      (9,285,000)            (115,000)               -        (9,400,000)

Interest income                                        48,000                2,000                -            50,000
Interest expense                                      (41,000)            (123,000)               -          (164,000)
Other income (expense)                               (865,000)               1,000                -          (864,000)
                                           ------------------      ---------------      -----------    --------------

(Loss) from operations before
     provision for taxes                          (10,143,000)            (235,000)               -       (10,378,000)

Provision for income taxes                                  -                    -                -                 -
                                           ------------------      ---------------      -----------    --------------

Net loss                                   $      (10,143,000)     $      (235,000)      $         -    $ (10,378,000)
                                           ------------------      ---------------      -----------    --------------

Beneficial conversion feature                      (2,587,000)                   -                -        (2,587,000)
Deemed dividend from warrants                        (314,000)                   -                -          (314,000)
                                           ------------------      ---------------      -----------    --------------

Net loss applicable to common
    shareholders                           $      (13,044,000)     $      (235,000)      $         -    $ (13,279,000)
                                           ------------------      ---------------      -----------    --------------

Loss per common share - basic
    and diluted                            $             (.98)     $         (4.70)      $         -    $        (.96)
                                           ------------------      ---------------      -----------    --------------
Weighted average common shares -
    basic and diluted                              13,245,000               50,000  [a]     586,000        13,881,000
                                           ------------------      ---------------      -----------    --------------


         See Notes To Unaudited Proforma Condensed Financial Statements.

                        PARADIGM MEDICAL INDUSTRIES, INC.
                           AND INNOVATIVE OPTICS, INC.
       NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1 - Paradigm Medical Industries, Inc.

         Paradigm Medical Industries, Inc. ["Paradigm"], a Delaware corporation, was incorporated in October 1989. Paradigm is engaged in the design, development, manufacture, and sale of high technology surgical and diagnostic eye care products.

NOTE 2 - Innovative Optics, Inc.

         Innovative Optics, Inc. ["Innovative"], was incorporated under the laws of Georgia and is a manufacturer of surgical equipment for the eye care industry.

NOTE 3 - Pro Forma Adjustments

         On January 31, 2002, Paradigm entered into an asset purchase agreement with Innovative in which Paradigm would acquire certain of the assets of Innovative in exchange for $100,000, 636,412 shares of Paradigm common stock immediately issuable and an additional 636,413 shares issuable upon completion of certain conditions, and warrants to purchase 250,000 shares of Paradigm common stock at an exercise price of $5 per share.

         Pro forma adjustments on the attached financial statements include the following:

         [a] To reflect 636,412 shares of Paradigm common stock issued in the acquisition as if such shares had been issued of the first day of the period presented.

NOTE 4 - PROFORMA (LOSS) PER SHARE

         The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though such shares had been outstanding from the beginning of the periods presented.

         Dilutive earnings per share was not presented, as its effect was anti-dilutive for the periods presented.

         (c)  Exhibits

              10.1   Asset Purchase Agreement among Paradigm Medical Industries,
                     Inc.,   Innovative   Optics,   Inc.  and  Barton   Dietrich
                     Investments, L.P. (1)

              10.2 Escrow Agreement among Paradigm Medical Industries, Inc., Innovative Optics, Inc., Barton Dietrich Investments, L.P. and Mackey Price & Williams. (1)

              10.3   Assignment  and  Assumption   Agreement   between  Paradigm
                     Medical Industries, Inc. and Innovative Optics, Inc. (1)

              10.4 General Assignment and Bill of Sale between Paradigm Medical Industries, Inc. and Innovative Optics, Inc. (1)

              10.5   Non-Competition  and   Confidentiality   Agreement  between
                     Paradigm Medical Industries, Inc. and Mario F. Barton. (1)

(1) Incorporated by reference from current report on Form 8-K, as filed on March 5, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PARADIGM MEDICAL INDUSTRIES, INC.
                                                    (Registrant)



Date: May 15, 2002.                         By: /s/ Thomas F. Motter
                                            ------------------------------------
                                            Thomas F. Motter
                                            Chairman and Chief Executive Officer